The Cboe Vest Family of Funds

Cboe Vest S&P 500® Buffer Strategy Fund

(All Series Including the January – December Series)

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

(All Series Including the January – December Series)

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

(collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated September 13, 2019

to the Prospectuses, Summary Prospectuses, and Statement of Additional Information

dated February 28, 2019

(as supplemented from time to time)

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Effective immediately, Rachel Ames no longer serves as a portfolio manager of the Funds. Accordingly, all references to Ms. Ames in the Funds’ Prospectuses, Summary Prospectuses and Statement of Additional Information are deleted and should be disregarded.

Karan Sood and Howard Rubin, each a Managing Director of Cboe Vest Financial LLC, the Funds’ investment adviser, continue to serve as portfolio managers of the Funds.

If you have questions or need assistance, please contact your financial advisor directly or call the Funds toll-free at 1-855-505-8378.

This Supplement and the Prospectuses, Summary Prospectuses and the Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectuses, Summary Prospectuses and the Statement of Additional Information have all been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-855-505-8378.